UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2005

Chevron Phillips Chemical Company LLC

(Exact name of the Registrant as specified in its charter)

Delaware	333-59054-01	73-1590261
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

10001 Six Pines Drive

The Woodlands, TX 77380-1498

(Address of principal executive offices, including zip code)

(832) 813-4100

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

On September 26, 2005, Chevron Phillips Chemical Company LLC issued a press release regarding its Texas-Louisiana Gulf Coast region operations that were affected by Hurricane Rita.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1       Press release dated September 26, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEVRON PHILLIPS CHEMICAL COMPANY LLC

Date: September 27, 2005	/s/ Craig C. Glidden
Craig C. Glidden
Senior Vice President,
General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit No.	Document
99.1	Press release dated September 26, 2005